June 11, 1999



                  Dreyfus Premier International Funds, Inc.
              Supplement to Statement of Additional Information
                             Dated March 1, 1999


          The fee that the Distributor may pay to dealers, as described in the sixth paragraph in the section of the Fund's Statement of Additional Information entitled "Management Arrangements -- Distributor," generally will not exceed 1% (rather than .50%) of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time.